Exhibit 32.1

CFO CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Gyrodyne, LLC (the “Company”) on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Gary Fitlin, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date: August 13, 2026

/s/ Gary Fitlin
By Gary Fitlin,
President and Chief Executive Officer,
Chief Financial Officer and Treasurer